UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  DC   20549


                                   FORM  8  -  K

                                 CURRENT  REPORT
                     PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                         SECURITIES  EXCHANGE  ACT  OF  1934

       DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED)  JUNE  6,  2003

                         AMANASU  ENVIRONMENT  CORPORATION

             (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

     NEVADA               0-32905             98  -  0347883
     --------------      ----------------     --------------
    (STATE  OR  OTHER      (COMMISSION  FILE     (IRS  EMPLOYER
    JURISDICTION  OF       NUMBER)             IDENTIFICATION  NO.)
    INCORPORATION)

                 701  FIFTH  AVENUE,  36TH  FLOOR,  SEATTLE,  WA  98109
                 -----------------------------------------------
                    (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)

                                  206-262-8188
                                  ------------
              (REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE)

                                 NOT  APPLICABLE
                                 --------------
           (FORMER  NAME  OR  FORMER  ADDRESS  IF  CHANGED  SINCE  LAST  REPORT)

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE


On June 6, 2003, Etsuro Sakagami was appointed as a director of the Company. The Company recently signed an agreement with Mr. Sakagami to license technology relating to the Ring Tube Desalinization Equipment on an exclusive worldwide basis.

The licensing of the technology will remain in effect for 30 years. The Company will immediately allot and issue by June 30, 2003, 1,000,000 fully paid and non assessable common shares to Mr. Sakagami as per the agreement.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(A)   FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED

      NONE

(B)   PRO  FORMA  FINANCIAL  INFORMATION

      NONE

(C)   EXHIBITS

      99.1  MINUTES  OF  MEETING  APPROVING  MR.  SAKAGAMI  AS DIRECTOR OF THE
            COMPANY.


SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                              AMANASU  ENVIRONMENT  CORPORATION
                              BY:/S/ATSUSHI  MAKI
                              ATSUSHI  MAKI,  PRESIDENT  AND  CEO